SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 5, 2003

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                           PLAYBOY ENTERPRISES, INC.
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              (Exact Name of Registrant as Specified in Charter)


            Delaware                   001-14790                36-4249478
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

              680 North Lake Shore Drive, Chicago, Illinois 60611
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (312) 751-8000
                                ------------------


                                Not applicable.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On March 5, 2003, Playboy Enterprises, Inc. ("Playboy") issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), announcing that Playboy is pursuing a private offering of senior secured notes to be issued by PEI Holdings, Inc., a wholly-owned subsidiary of Playboy. The press release is attached as exhibit
99.1 hereto.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

99.1     Press release issued by Playboy Enterprises, Inc. on March 5, 2003.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 5, 2003                        PLAYBOY ENTERPRISES, INC.


                                             By: /s/ Howard Shapiro
                                                ----------------------------
                                                Howard Shapiro
                                                Executive Vice President,
                                                  Law and Administration,
                                                  General Counsel and Secretary


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                                 EXHIBIT INDEX

99.1     Press release issued by Playboy Enterprises, Inc. on March 5, 2003.